UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549
_____________________

Form 8-K
_____________________

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event Reported): October 31, 2017

CORTLAND BANCORP
(Exact Name of Registrant as Specified in Charter)

Ohio	000-13814	34-1451118
(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(I.R.S. Employer Identification Number)

194 West Main Street, Cortland, Ohio 44410
(Address of Principal Executive Offices) (Zip Code)

(330) 637-8040
(Registrant's telephone number, including area code)

Not Applicable
(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:
[ ]	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
[ ]	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
[ ]	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
[ ]	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (17 CFR §230.405) or Rule 12b-2 of the Securities Exchange Act of 1934 (17 CFR §240.12b-2). Emerging growth company [    ]

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. [    ]

Item 2.02. Results of Operations and Financial Condition.

          On October 31, 2017, Cortland Bancorp (the “Company”) issued a news release reviewing the Company’s financial results for the quarter and six months ended September 30, 2017. A copy of this news release is included as Exhibit 99.1 and incorporated herein by reference.

          This announcement may contain forward-looking statements that involve risk and uncertainties, including changes in general economic and financial market conditions and the Company’s ability to execute its business plans. Although management believes the expectations reflected in such statements are reasonable, actual results may differ materially.

          The information in this Current Report on Form 8-K, including Exhibit 99.1 included herewith, is being furnished and shall not be deemed to be “filed” for purposes of Section 18 of the Securities Exchange Act of 1934 (the “Exchange Act”) or otherwise subject to the liability of that Section, nor shall such information be deemed to be incorporated by reference in any registration statement or other document filed under the Securities Act of 1933 or the Exchange Act, except as otherwise stated in such filing.

Item 8.01. Other Events.

          In a press release issued on October 31, 2017, President James M. Gasior announced that the Board of Directors of Cortland Bancorp (the “Company”) has declared a dividend of $0.08. The dividend is payable on or after December 1, 2017 to shareholders of record as of November 13, 2017. The press release is included as Exhibit 99.2 to this current report on Form 8K.

          This announcement may contain forward-looking statements that involve risk and uncertainties, including changes in general economic and financial market conditions and the Company’s ability to execute its business plans. Although management believes the expectations reflected in such statements are reasonable, actual results may differ materially.

Item 9.01. Financial Statements and Exhibits.

Exhibit 99.1 – Press Release dated October 31, 2017

Exhibit 99.2 – Press Release dated October 31, 2017

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

CORTLAND BANCORP

Date: October 31, 2017	By:	/s/ James M. Gasior
James M. Gasior
President